UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2022

Date of reporting period: 03/31/2022

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2022

NICHOLAS FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

May 2022

Dear Fellow Shareholders:

     For the year ending March 31, 2022, Nicholas Fund (the “Fund”) returned 13.42% compared to 15.65% for the Standard & Poor’s 500 Index (“S&P 500”), and 14.98% for the Russell 1000 Growth Index. Equity returns were generally more modest for the fiscal year ended March 31, 2022, compared to fiscal year ended 2021, a period in which stocks rose abruptly discounting the anticipated economic rebound following COVID.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended March 31, 2022.

		Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year	50 Year
Nicholas Fund, Inc.	13.42%	17.49%	15.09%	13.89%	10.50%
Standard & Poor’s 500 Index	15.65%	18.92%	15.99%	14.64%	10.16%
Russell 1000 Growth Index	14.98%	23.60%	20.88%	17.04%	n/a
Consumer Price Index	8.56%	4.20%	3.36%	2.32%	3.95%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$11,342	$16,220	$20,194	$36,716	$1,476,028
Fund’s Expense Ratio (from 07/29/21 Prospectus): 0.71%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     Economic activity as measured by Real GDP grew 5.7% for the year 2021. A reopening of the economy, lower interest rates and strong consumer spending were the primary drivers of the robust growth. However, the economic benefits realized from the emergency fiscal and monetary policies deployed to combat damage from COVID began to transition to a rapid emergence in the rate of inflation and interest rates in 2022. Robust demand overran restricted supplies of products, services, real estate and labor driving prices higher impacting the rate of inflation. Inflation moved higher and faster than anticipated resulting in an increase in interest rates causing the Fed to pivot in admission their outlook for transitory inflation was wrong. The Federal Reserve had remained steady on their belief that higher inflation was transitory until December 2021, when Chairman Powell announced they misread the inflation outlook and would be raising rates to dampen inflation. As announced on March 16, 2022, the Federal Reserve (“Fed”) raised the Fed Funds rate by 0.25%, marking the first rate hike since the fourth quarter of 2018. The Fed would proceed to raise rates 0.50% as announced on May 4, 2022, with more rate hikes expected. The move away from Zero Interest Rate Policy had a seismic impact on the markets as investors reset growth and valuation expectations.

     As of March 31, 2022, the Fund held 61 stocks and ended the quarter with 1.7% cash. The largest sector weightings included Information Technology 35%, Health Care 16%, Consumer Discretionary 12%, Financials 11%, and Industrials 11%. The Weighted Average Market Cap was $490.9 billion, and the Forward P/E was 24.0x. The P/E was moderately higher than the Index due to sector and security weights, primarily in Information Technology.

     The Fund underperformed the S&P 500 for the year ended March 31, 2022, largely due to underperformance in the Energy and Information Technology sectors. Energy prices soared across the globe following Russia’s invasion of Ukraine. The portfolio’s typical underweight to this very cyclical sector led to negative contribution as the S&P Energy sector posted a +64.4% gain for the period. Additionally, the performance of Energy holdings in the portfolio lagged the Index. Positive contributions came from the Communication Services, Financials, Health Care and Consumer Staples sectors. The best performing securities held by the Fund during the period included NVIDIA Corp, Palo Alto Networks, Costco, Alphabet and Microsoft. The worst performing stocks held by the Fund during the period were PayPal Holdings, Global Payments, Skyworks Solutions and Meta Platforms Inc.

     As we noted in our 2021 letter, we felt the challenge to the strong market performance over the next 12-24 months might emerge from rising interest rates due to inflationary pressures that began to appear across the economy. We have seen that develop along with the expected market response with declining stock prices in 2022. As interest rates rose the market adjusted by rotating into higher quality growth and value stocks. It is our view that rates are likely to stall in the current range as consumer demand fades from the destruction caused by higher prices. We anticipate the stock market to remain volatile as the economy works through these crosscurrents. We believe our focus on the highest quality companies with durable competitive advantages and experienced management teams should help navigate the volatile markets ahead.

Thank you for your continued support.

Sincerely,

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Forward Price to Earnings (P/E) Ratio is a stock’s current price over its “predicted” earnings per share.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Real Gross Domestic Product (GDP): The inflation adjusted value of the goods and services produced by labor and property located in the United States.

Weighted Average Market Cap is the average firm market capitalization weighted by security weight. Market Capitalization is the number of common shares outstanding multiplied by the current market price per common share.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2022	March 31, 2022	March 31, 2022
Average Annual Total Return	13.42%	15.09%	13.89%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NICSX)
For a share outstanding throughout each period

		Years Ended March 31,
	2022	2021	2020	2019	2018
NET ASSET VALUE, BEGINNING OF PERIOD	$80.14	$56.53	$65.11	$62.10	$65.52
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.15	.33	.33	.38	.29
Net gain (loss) on securities
(realized and unrealized)	10.51	28.49	(3.33)	7.14	5.90
Total from investment operations	10.66	28.82	(3.00)	7.52	6.19
LESS DISTRIBUTIONS
From net investment income	(.20)	(.34)	(.34)	(.39)	(.41)
From net capital gain	(10.04)	(4.87)	(5.24)	(4.12)	(9.20)
Total distributions	(10.24)	(5.21)	(5.58)	(4.51)	(9.61)
NET ASSET VALUE, END OF PERIOD	$80.56	$80.14	$56.53	$65.11	$62.10

TOTAL RETURN	13.42%	51.97%	(5.90)%	13.07%	10.11%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,582.6	$3,353.3	$2,370.2	$2,737.5	$2,695.8
Ratio of expenses to average net assets	.71%	.71%	.72%	.72%	.72%
Ratio of net investment income
to average net assets	.18%	.46%	.49%	.60%	.46%
Portfolio turnover rate	11.49%	16.74%	15.36%	12.76%	18.40%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2022 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	4.96%
Alphabet Inc. – Class C	4.47%
Apple Inc.	4.17%
Cintas Corporation	2.60%
Visa Inc. – Class A	2.57%
Aon plc	2.52%
Thermo Fisher Scientific Inc.	2.22%
O’Reilly Automotive, Inc.	2.20%
Amazon.com, Inc.	2.12%
Home Depot, Inc. (The)	2.08%
Total of top ten	29.91%

Sector Diversification (as a percentage of portfolio)
March 31, 2022 (unaudited)

Fund Expenses
For the six month period ended March 31, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During Period*
	09/30/21	03/31/22	10/01/21 – 03/31/22
Actual	$1,000.00	$1,024.60	$3.58
Hypothetical	1,000.00	1,021.46	3.58
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.44%
	Communication Services – Media & Entertainment — 5.77%
57,380	Alphabet Inc. – Class C*	$160,261,766
208,605	Meta Platforms Inc.*	46,385,408
		206,647,174
	Consumer Discretionary – Retailing — 9.45%
23,310	Amazon.com, Inc.*	75,989,435
248,665	Home Depot, Inc. (The)	74,432,894
114,976	O’Reilly Automotive, Inc.*	78,753,961
850,000	TJX Companies, Inc. (The)	51,493,000
145,000	Ulta Beauty, Inc.*	57,741,900
		338,411,190
	Consumer Discretionary – Services — 2.39%
180,000	McDonald’s Corporation	44,510,400
450,000	Starbucks Corporation	40,936,500
		85,446,900
	Consumer Staples – Food & Staples Retailing — 1.69%
105,000	Costco Wholesale Corporation	60,464,250
	Consumer Staples – Food, Beverage & Tobacco — 2.21%
195,000	Constellation Brands, Inc. – Class A	44,912,400
545,040	Mondelez International, Inc. – Class A	34,217,611
		79,130,011
	Energy — 1.22%
1,700,000	Enterprise Products Partners L.P.	43,877,000
	Financials – Banks — 2.36%
319,170	JPMorgan Chase & Co.	43,509,254
724,770	Truist Financial Corporation	41,094,459
		84,603,713
	Financials – Diversified — 4.67%
492,340	Charles Schwab Corporation (The)	41,509,185
455,000	Intercontinental Exchange, Inc.	60,114,600
160,000	S&P Global Inc.	65,628,800
		167,252,585
	Financials – Insurance — 3.77%
277,560	Aon plc	90,381,862
209,060	Chubb Limited	44,717,934
		135,099,796

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.44% (continued)
	Health Care – Equipment & Services — 9.63%
605,000	Alcon, Inc.*	$47,994,650
1,110,000	Boston Scientific Corporation*	49,161,900
99,860	DexCom, Inc.*	51,088,376
70,160	Intuitive Surgical, Inc.*	21,165,869
183,615	Laboratory Corporation of America Holdings*	48,411,931
504,380	Medtronic Public Limited Company	55,960,961
140,000	UnitedHealth Group Incorporated	71,395,800
		345,179,487
	Health Care – Pharmaceuticals, Biotechnology
	& Life Sciences — 5.93%
127,605	Eli Lilly and Company	36,542,244
280,000	Johnson & Johnson	49,624,400
572,457	Merck & Co., Inc.	46,970,097
134,363	Thermo Fisher Scientific Inc.	79,361,506
		212,498,247
	Industrials – Capital Goods — 6.81%
1,005,000	Fastenal Company	59,697,000
650,000	Fortive Corporation	39,604,500
265,000	Honeywell International Inc.	51,563,700
263,825	Illinois Tool Works Inc.	55,244,955
80,000	Roper Technologies, Inc.	37,778,400
		243,888,555
	Industrials – Commercial & Professional Services — 3.97%
219,095	Cintas Corporation	93,200,822
392,045	Copart, Inc.*	49,189,886
		142,390,708
	Information Technology – Hardware & Equipment — 4.17%
855,660	Apple Inc.	149,406,793
	Information Technology – Semiconductors
	& Semiconductor Equipment — 7.74%
409,031	Advanced Micro Devices, Inc.*	44,723,450
266,100	Applied Materials, Inc.	35,071,980
70,780	KLA Corporation	25,909,727
264,320	NVIDIA Corporation	72,122,355
340,000	Skyworks Solutions, Inc.	45,315,200
294,305	Texas Instruments Incorporated	53,999,081
		277,141,793

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 98.44% (continued)
	Information Technology – Software & Services — 23.30%
111,470	Adobe Inc.*	$50,787,961
250,540	Cadence Design Systems, Inc.*	41,203,808
111,390	CrowdStrike Holdings, Inc. Class A*	25,294,441
691,620	Fiserv, Inc.*	70,130,268
386,542	Global Payments Inc.	52,894,407
197,860	Mastercard Incorporated – Class A	70,711,207
576,180	Microsoft Corporation	177,642,056
114,740	Palo Alto Networks, Inc.*	71,426,798
248,715	salesforce.com, inc.*	52,807,169
75,500	ServiceNow, Inc.*	42,045,195
146,985	Synopsys, Inc.*	48,985,691
415,000	Visa Inc. – Class A	92,034,550
162,500	Workday, Inc.*	38,912,250
		834,875,801
	Materials — 2.40%
185,070	Air Products and Chemicals, Inc.	46,250,844
304,250	PPG Industries, Inc.	39,878,048
		86,128,892
	Real Estate — 0.96%
375,915	CBRE Group, Inc.*	34,403,741
	TOTAL COMMON STOCKS
	(cost $1,764,481,970)	3,526,846,636

SHORT-TERM INVESTMENTS — 1.72%
	U.S. Government Securities — 0.22%
$5,000,000	U.S. Treasury Bill 04/07/2022, 0.030%	4,999,975
3,000,000	U.S. Treasury Bill 05/03/2022, 0.101%	2,999,733
		7,999,708
	Money Market Fund — 1.50%
53,668,824	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.229%	53,668,824
	TOTAL SHORT-TERM INVESTMENTS
	(cost $61,668,532)	61,668,532
	TOTAL INVESTMENTS — 100.16%
	(cost $1,826,150,502)	3,588,515,168
	LIABILITIES, NET OF OTHER ASSETS — (0.16)%	(5,882,154)
	TOTAL NET ASSETS
	(basis of percentages above) — 100%	$3,582,633,014
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2022

ASSETS
Investments in securities at value (cost $1,826,150,502)	$3,588,515,168
Receivables —
Investment securities sold	10,782,990
Dividend and interest	1,738,218
Capital stock subscription	47,210
Total receivables	12,568,418
Other	14,320
Total assets	3,601,097,906

LIABILITIES
Payables —
Investment securities purchased	16,350,187
Due to adviser —
Management fee	1,917,439
Accounting and administrative fee	61,137
Total due to adviser	1,978,576
Capital stock redemption	10,949
Other payables and accrued expense	125,180
Total liabilities	18,464,892
Total net assets	$3,582,633,014

NET ASSETS CONSIST OF
Paid in capital	$1,765,861,910
Accumulated distributable earnings	1,816,771,104
Total net assets	$3,582,633,014

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (44,472,725 shares outstanding)	$80.56

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2022

INCOME
Dividend (net of foreign taxes of $23,171)	$32,182,044
Interest	23,896
Total income	32,205,940

EXPENSES
Management fee	23,693,950
Accounting and administrative fees	745,630
Transfer agent fees	643,006
Custodian fees	184,531
Insurance	103,563
Postage and mailing	79,227
Printing	76,514
Registration fees	59,756
Directors’ fees	41,662
Audit and tax fees	35,600
Accounting system and pricing service fees	33,668
Legal fees	14,955
Other operating expenses	35,315
Total expenses	25,747,377
Net investment income	6,458,563

NET REALIZED GAIN ON INVESTMENTS	249,709,212

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	191,674,157
Net realized and unrealized gain on investments	441,383,369
Net increase in net assets resulting from operations	$447,841,932

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2022 and 2021

	2022	2021
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$6,458,563	$13,908,077
Net realized gain on investments	249,709,212	366,335,166
Change in net unrealized
appreciation/depreciation on investments	191,674,157	819,844,110
Net increase (decrease) in net assets
resulting from operations	447,841,932	1,200,087,353

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(431,452,721)	(213,581,356)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(553,473 and 821,151 shares, respectively)	46,234,933	58,524,007
Reinvestment of distributions
(4,864,190 and 2,703,624 shares, respectively)	400,480,106	198,597,470
Cost of shares redeemed
(2,788,654 and 3,611,057 shares, respectively)	(233,738,021)	(260,527,263)
Change in net assets derived
from capital share transactions	212,977,018	(3,405,786)
Total increase (decrease) in net assets	229,366,229	983,100,211

NET ASSETS
Beginning of period	3,353,266,785	2,370,166,574
End of period	$3,582,633,014	$3,353,266,785

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2022

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)
March 31, 2022

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2022 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 —
Common Stocks(1)	$3,526,846,636
Money Market Fund	53,668,824
Level 2 —
U.S. Government Securities	7,999,708
Level 3 —
None	—
Total	$3,588,515,168
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

Notes to Financial Statements (continued)
March 31, 2022

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At March 31, 2022, reclassifications were recorded to decrease accumulated undistributed net investment income and increase accumulated undistributed net realized gain on investments by $2,814.

The tax character of distributions paid during the years ended March 31, 2022 and
2021 was as follows:

	03/31/2022	03/31/2021
Distributions paid from:
Ordinary income	$21,311,770	$16,906,938
Long-term capital gain	410,140,951	196,674,418
Total distributions paid	$431,452,721	$213,581,356

As of March 31, 2022, investment cost for federal tax purposes was
$1,809,160,121 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,808,560,460
Unrealized depreciation	(29,205,413)
Net unrealized appreciation	1,779,355,047
Undistributed ordinary income	1,618,628
Accumulated undistributed net realized capital gains .	53,323,932
Other temporary differences	(17,526,503)
Paid in capital	1,765,861,910
Net assets	$3,582,633,014

The difference between financial statement and tax-basis investment cost is attributable primarily to holdings in partnership interests and deferral of wash sales losses.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2022. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended March 31, 2022.
At March 31, 2022, the fiscal years 2019 through 2022 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946,”Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
March 31, 2022

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2022. There have been no material subsequent events since
March 31, 2022 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $10,245 for the year ended March 31, 2022 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended March 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $408,902,141 and $593,954,817, respectively.

Report of Independent Registered
Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
May 26, 2022

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
March 31, 2021	80.14	0.3380		4.8738		33.1	2,490,274
March 31, 2022	80.56	0.1990	(a)	10.0384	(b)	27.1	2,824,387

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.0862 on June 2, 2021 to shareholders of record on June 1, 2021.

Paid $0.1128 on December 29, 2021 to shareholders of record on December 28, 2021.
(b)	Paid $5.4590 on June 2, 2021 to shareholders of record on June 1, 2021.
Paid $4.5794 on December 29, 2021 to shareholders of record on December 28, 2021.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2021.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 4, 2022, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2022. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
			Term of		Portfolios
		Positions	Office and	Principal	in Fund	Other
		Held	Length of	Occupations	Complex	Directorships
		With	Time	During Past	Overseen	Held
Name and Age		Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA		President,	(2), 5 years	President, Chief	4	None
– 60	(1)	Director and		Executive Officer,
		Lead Portfolio		Chief Investment
		Manager		Officer and Director,
Nicholas Company,
Inc., the Adviser
to the Fund. He is
also the Lead
Portfolio Manager
of Nicholas II, Inc.
and Nicholas Limited
Edition, Inc. and Co-
Portfolio Manager of
Nicholas Equity
Income Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser		Director	(2), 5 years	Chaplain, Door County	4	None
– 63				Medical Center, 2019
to present. Private
Investor January 2017
to present. Senior Vice
President – Trust and
Community Relations,
Nicolet Bank, October
2016 to December 2016.
Senior Vice President –
Director of Wealth
Services, April 2016 to
October 2016. Prior to
its acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from 1984
to 2008 and from
2009 to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorship
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
David P. Pelisek, CFA	Director	(2), 2 years	Private Investor,	4	None
– 63			September 2016 to
present. Managing
Director, Robert W.
Baird & Co., Inc. and
Partner, Baird Capital
Partners Buyout
Funds I-V, January
1994 to May 2016.
Julie M. Van Cleave	Director	(2), Elected	Private Investor,	4	None
– 63		March 11,	July 2020 to present.
		2022	Chief Investment
Officer, University
of Wisconsin
Foundation, July
2013 to June 2020.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and
– 63	President	17 years	Chief Operating Officer, Nicholas Company, Inc.,
	and		the Adviser to the Fund, and employed by the
	Secretary		Adviser since April 2003.
Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
– 48	President,	6 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc. the Adviser to the Fund.
	and Chief		Compliance Officer and Assistant Vice President
	Compliance		of the Adviser from July 2004 to April 2016.
Officer
Michael L. Shelton, CFA,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
CPA – 50	President,	6 years	the Adviser to the Fund and Lead Portfolio
	and Co-		Manager of Nicholas Equity Income Fund, Inc.
	Portfolio		He served as Co-Portfolio Manager of
	Manager		Nicholas Equity Income, Inc. from
April 2011 to August 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Jeffrey J. Strong, CFA	Senior	Annual,	Vice President, Nicholas Company, Inc., the
– 38	Vice	Effective	Adviser to the Fund. Co-Portfolio Manager
	President	July 29,	(effective July 29, 2021) of the Fund and
	and Co-	2021	employed by Nicholas Company, Inc. since
	Portfolio		April 2021. He was a portfolio manager at the
	Manager		State of Wisconsin Investment Board from
September 2018 to April 2021, and research
analyst at Heartland Advisors from February 2017
to September 2018 and at BMO Asset
Management Corp from September 2006 to
October 2016.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
– 64	President	36 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	03/31/2012
Number of years investing $100 each month
following the date of initial investment	52.7		10
Total cash invested	$64,300		$13,000
Total dividend and capital gain distributions reinvested .	$3,116,138		$9,679
Total full shares owned at 03/31/2022	53,798		345
Total market value at 03/31/2022	$4,333,978		$27,848

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor.Total market value includes reinvestment of all distributions.

*Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

JEFFREY J. STRONG, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,200 in 2022 and $27,400 in 2021.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,850 in 2022 and $6,650 in 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $19,300 in 2021 and $18,700 in 2020. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2021 and 10/31/2020, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 27, 2022

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 27, 2022

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 27, 2022